Exhibit 99.2

FINANCIAL RESULTS FOURTH QUARTER FISCAL 2024

2 FORWARD - LOOKING STATEMENTS This presentation includes certain statements that are “forward - looking” statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon THOR, and inherently involve uncertainties and risks . These forward - looking statements are not a guarantee of future performance . We cannot assure you that actual results will not differ materially from our expectations . Factors which could cause materially different results include, among others : the impact of inflation on the cost of our products as well as on general consumer demand ; the effect of raw material and commodity price fluctuations, and/or raw material, commodity or chassis supply constraints ; the impact of war, military conflict, terrorism and/or cyber - attacks, including state - sponsored or ransom attacks ; the impact of sudden or significant adverse changes in the cost and/or availability of energy or fuel, including those caused by geopolitical events, on our costs of operation, on raw material prices, on our suppliers, on our independent dealers or on retail customers ; the dependence on a small group of suppliers for certain components used in production, including chassis ; interest rates and interest rate fluctuations and their potential impact on the general economy and, specifically, on our independent dealers and consumers and our profitability ; the ability to ramp production up or down quickly in response to rapid changes in demand while also managing costs and market share ; the level and magnitude of warranty and recall claims incurred ; the ability of our suppliers to financially support any defects in their products ; the financial health of our independent dealers and their ability to successfully manage through various economic conditions ; legislative, regulatory and tax law and/or policy developments including their potential impact on our independent dealers, retail customers or on our suppliers ; the costs of compliance with governmental regulation ; the impact of an adverse outcome or conclusion related to current or future litigation or regulatory investigations ; public perception of and the costs related to environmental, social and governance matters ; legal and compliance issues including those that may arise in conjunction with recently completed transactions ; lower consumer confidence and the level of discretionary consumer spending ; the impact of exchange rate fluctuations ; restrictive lending practices which could negatively impact our independent dealers and/or retail consumers ; management changes ; the success of new and existing products and services ; the ability to maintain strong brands and develop innovative products that meet consumer demands ; the ability to efficiently utilize existing production facilities ; changes in consumer preferences ; the risks associated with acquisitions, including : the pace and successful closing of an acquisition, the integration and financial impact thereof, the level of achievement of anticipated operating synergies from acquisitions, the potential for unknown or understated liabilities related to acquisitions, the potential loss of existing customers of acquisitions and our ability to retain key management personnel of acquired companies ; a shortage of necessary personnel for production and increasing labor costs and related employee benefits to attract and retain production personnel in times of high demand ; the loss or reduction of sales to key independent dealers, and stocking level decisions of our independent dealers ; disruption of the delivery of units to independent dealers or the disruption of delivery of raw materials, including chassis, to our facilities ; increasing costs for freight and transportation ; the ability to protect our information technology systems from data breaches, cyber - attacks and/or network disruptions ; asset impairment charges ; competition ; the impact of losses under repurchase agreements ; the impact of the strength of the U . S . dollar on international demand for products priced in U . S . dollars ; general economic, market, public health and political conditions in the various countries in which our products are produced and/ or sold ; the impact of changing emissions and other related climate change regulations in the various jurisdictions in which our products are produced, used and/or sold ; changes to our investment and capital allocation strategies or other facets of our strategic plan ; and changes in market liquidity conditions, credit ratings and other factors that may impact our access to future funding and the cost of debt . These and other risks and uncertainties are discussed more fully in Item 1 A of our Annual Report on Form 10 - K for the year ended July 31 , 2024 . We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law .

Cash from Operations $545.5 M Founded in 1980 and headquartered in Elkhart, Indiana, THOR is a global family of companies that makes it easier and more enjoyable to connect people with nature and each other to create lasting outdoor memories. Unit Shipments 186,908 Approximately 22K Team Members Distribution in 25+ Countries APPROXIMATELY 3,500 INDEPENDENT DEALERSHIP LOCATIONS Manufacturing Operations in 6 Countries 11 States WORLDWIDE 400+ FACILITIES 3 Net Sales $10.04 B Gross Profit Margin 14.5% Diluted EPS $4.94 (1) As of July 31, 2024 Fiscal 2024 Results (1)

EUROPEAN SEGMENT NORTH AMERICAN MOTORIZED SEGMENT NORTH AMERICAN TOWABLE SEGMENT 4 We consist of a trusted family of brands that are loved by RV consumers

5 Together, the THOR family of companies represents the world’s largest manufacturer of recreational vehicles. We offer a comprehensive range of RVs to inspire and empower everyone to Go Everywhere; Stay Anywhere. NET SALES BY SEGMENT (1) Other, net $552,907 5.5% United States $6,190,597 61.6% Germany $2,023,566 20.1% Other $50,325 0.6% Canada $435,839 4.3% Other Europe $1,343,081 13.4% Class C $1,162,140 47.5% Class A $776,836 31.8% Class B $506,874 20.7% Campervan $1,064,293 31.6% Caravan $235,928 7.0% Other $317,468 9.5% Motorcaravan $1,747,291 51.9% Fifth Wheels $1,284,425 34.9% Travel Trailers $2,395,246 65.1% North American Towable $3,679,671 36.6% European $3,364,980 33.5% North American Motorized $2,445,850 24.4% (1) $ in thousands for the twelve months ended July 31, 2024 North American Towable North American Motorized European NET SALES BY COUNTRY (1) THOR CONSOLIDATED FISCAL 2024 NET SALES $10.04 BILLION

Fourth Quarter & Fiscal Year 2024 Summary

THOR successfully executed on our strategic initiatives designed to maximize our financial performance despite continuing macroeconomic headwinds

($ in thousands)	Q4 2024	Q4 2023	Change	FY 2024	FY 2023	Change
Net Sales – Segments						
North American Towable	$ 931,856	$ 930,661	0.1 %	$ 3,679,671	$ 4,202,628	(12.4)%
North American Motorized	517,319	656,128	(21.2)%	2,445,850	3,314,170	(26.2)%
European	943,424	1,019,156	(7.4)%	3,364,980	3,037,147	10.8 %
Other, net	141,568	132,121	7.2 %	552,907	567,660	(2.6)%
Total	$ 2,534,167	$ 2,738,066	(7.4)%	$ 10,043,408	$ 11,121,605	(9.7)%
Gross Profit Margin %	15.8	14.4	+140 bps	14.5	14.4	+10 bps
Diluted Earnings per Share [(1)]	$ 1.68	$ 1.68	— %	$ 4.94	$ 6.95	(28.9)%
Cash from Operations	$ 338,016	$ 507,513	(33.4)%	$ 545,548	$ 981,633	(44.4)%
Share Repurchases	$ 25,353	$ —		$ 68,387	$ 42,007	

Fourth Quarter Fiscal 2024 Highlights

- Strong margin performance relative to current market conditions, impacted in part by a favorable LIFO inventory adjustment as a result of inventory reduction measures
- Disciplined management of our production and inventory levels
- Robust cash generation

Fiscal Year 2024 Highlights

- European segment generated strong net sales and gross profit margin
- Production levels closely managed to retail demand
- Continued focus on internal efficiency improvements

THOR

(1) Attributable to THOR Industries, Inc.

6

7 Fourth Quarter Fiscal 2024 Key Drivers • Net sales were flat year - over - year on approximately 16 % higher shipment volume as product mix shifted toward our lower - cost travel trailers, along with sales price reductions compared to the prior - year period • Gross profit margin percentage increased due to decreases in both overhead and warranty expense percentages • Continued disciplined production to assist independent dealers to align their inventory with the current retail environment North American Towable Segment FY FY Q4 Q4 Change 2023 2024 Change 2023 2024 (12.4)% $ 4,202,628 $ 3,679,671 0.1% $ 930,661 $ 931,856 Net Sales (1) (40) bps 12.0 11.6 +70 bps 11.9 12.6 Gross Profit Margin % 5.9% 106,504 112,830 16.3% 24,563 28,572 Wholesale Shipments (17.4)% $ 39,460 $ 32,613 (13.9)% $ 37,889 $ 32,614 Average Sales Price July 31, 2024 July 31, 2023 Change (26.9)% $ 756,047 $ 552,379 Backlog (1) (15.3)% 75,674 64,120 Dealer Inventory (2) (1) $ in thousands; (2) Independent Dealer Inventory of THOR products, in units

North American Motorized Segment Fourth Quarter Fiscal 2024 Key Drivers • Softening independent dealer and consumer demand led to decreased net sales and higher sales discounts compared to the prior - year period • Increased gross profit margin percentage primarily driven by decreased material, labor and warranty cost percentages, including the favorable impact of a LIFO inventory adjustment as a result of inventory reduction measures, partially offset the higher sales discounts • Independent dealer inventory decreased as independent dealers adjusted their ordering patterns amidst slowing retail activity and increased inventory carrying costs 8 FY FY Q4 Q4 Change 2023 2024 Change 2023 2024 (26.2)% $ 3,314,170 $ 2,445,850 (21.2)% $ 656,128 $ 517,319 Net Sales (1) (200) bps 13.4 11.4 +420 bps 8.6 12.8 Gross Profit Margin % (24.4)% 24,832 18,761 (25.1)% 5,041 3,777 Wholesale Shipments (2.3)% $ 133,464 $ 130,369 5.2% $ 130,158 $ 136,966 Average Sales Price July 31, 2024 July 31, 2023 Change (37.5)% $ 1,242,936 $ 776,903 Backlog (1) (7.6)% 11,783 10,893 Dealer Inventory (2) (1) $ in thousands; (2) Independent Dealer Inventory of THOR products, in units

9 European Segment Fourth Quarter Fiscal 2024 Key Drivers • Net sales decreased 7 . 4% , driven by a 14 . 6 % decrease in unit shipments, offset in part by an increase in the overall net price per unit due to the total combined impact of the change in product mix and price, including a higher concentration of motorcaravans • Improved chassis availability during FY 2024 aided normalization of backlog and restocking of independent dealer inventory EUROPEAN NET SALES BY COUNTRY FY FY Q4 Q4 Change 2023 2024 Change 2023 2024 10.8% $ 3,037,147 $ 3,364,980 (7.4)% $ 1,019,156 $ 943,424 Net Sales (1) +70 bps 16.6 17.3 (30) bps 19.0 18.7 Gross Profit Margin % (0.7)% 55,679 55,317 (14.6)% 17,548 14,982 Wholesale Shipments 11.5% $ 54,547 $ 60,831 8.4% $ 58,078 $ 62,970 Average Sales Price July 31, 2024 July 31, 2023 Change (45.0)% $ 3,549,660 $ 1,950,793 Backlog (1) 24.0% 21,161 26,233 Dealer Inventory (2) (1) $ in thousands; (2) Independent Dealer Inventory of THOR products, in units FY 2024 FY 2023 59.7% 59.7 % Germany 9.6% 10.0 % France 7.0% 9.1 % United Kingdom 3.7% 3.5 % Netherlands 20.0% 17.7 % All Others

10 $ 1,327,405 $ 1,151,279 Outstanding Debt (1) ($ in thousands) As of July 31, 2024 As of July 31, 2023 $ 441,232 $ 501,316 Cash and Cash Equivalents 940,000 814,000 Availability under Revolving Credit Facility $ 1,381,232 $ 1,315,316 Total Liquidity Leverage Ratios (2) FY 2024 FY 2023 1.0 x 0.9 x Net Debt / TTM EBITDA 0.9 x 0.9 x Net Debt / TTM Adjusted EBITDA Cash Flow Generation FY 2024 FY 2023 $ 981,633 $ 545,548 Cash from Operating Activities (1) Total gross debt obligations as of July 31, 2024 inclusive of the current portion of long - term debt (2) See the Appendix to this presentation for reconciliation of non - GAAP measures to most directly comparable GAAP financial measures Liquidity, low leverage ratio, and strong cash flow generation are unique strengths of THOR’s within the RV industry

11 Capital Management PRIORITIES AND FISCAL 2024 ACTIONS Invest in THOR’s business ▪ Capex spending of $139.6 million for Fiscal 2024, well under our original Capex plan as we adjusted non - critical spend due to market conditions Pay THOR's dividend ▪ Increased regular quarterly dividend to $0.48 in October 2023 ▪ Represents 14 th consecutive year of dividend increases Reduce the Company's debt obligations ▪ Payments on term - loan credit facilities of $213.0 million for Fiscal 2024 (1) ▪ Additional payment on term - loan credit facilities of $60.0 million subsequent to July 31, 2024 ▪ Committed to long - term net debt leverage ratio target of approximately 1.0x; currently at 0.9x Repurchase shares on a strategic and opportunistic basis ▪ Repurchased $68.4 million, representing 720,997 shares, during Fiscal 2024 ▪ $422.8 million available to be repurchased as of July 31, 2024 under current authorizations Support opportunistic strategic investments (1) Payments exclude the impact of the November 15 , 2023 term loan amendments, as discussed in Note 13 to the Consolidated Financial Statements of the Company’s Annual Report on Form 10 - K for the period ended July 31 , 2024 .

12 Interest in the RV lifestyle remains high despite macroeconomic uncertainties facing our independent dealers and consumers, particularly in North America North American operating companies produced strong margins relative to current market conditions due to production optimization and strategic initiatives to drive margin improvements even in down cycles European segment exceeded expectations, achieving market share gains while delivering strong results with an improved margin profile During the full fiscal year, we made payments of approximately $ 213 . 0 million (1) on our term - loan credit facilities, extended the maturities on our Term Loan B and Asset Based Loan facilities and lowered the interest rates on our USD and Euro term loans Repurchased 720 , 997 shares of common stock totaling $ 68 . 4 million during the full fiscal year Key takeaways from FY 2024 (1) Payments exclude the impact of the November 15 , 2023 term loan amendments, as discussed in Note 13 to the Consolidated Financial Statements of the Company’s Annual Report on Form 10 - K for the period ended July 31 , 2024 .

13 Full - Year Fiscal 2025 Guidance ▪ We expect the global RV market will continue to be challenging throughout our upcoming fiscal year which ends July 31 , 2025 ▪ We foresee market headwinds that will impact full - year performance in both our North American Motorized and European segments ▪ We will continue to maximize our performance in the current environment and are positioning our products to address the affordability concerns of independent dealers and consumers Fiscal Year 2025 Guidance (1) $9.0B – $9.8B 330,000 – 345,000 14.7% – 15.2% $4.00 – $5.00 Consolidated Net Sales North American RV Industry Wholesale Shipments (Units) Consolidated Gross Profit Margin Diluted Earnings per Share Outlook ▪ We remain focused on managing through the soft market with increasing efficiency ▪ We anticipate a favorable impact from our strategic initiatives and variable operating model despite challenging market conditions ▪ We continue to be very optimistic about global consumer interest in the RV lifestyle and long - term demand for our products ▪ We expect to see a stronger retail environment in the latter half of calendar 2025 and the beginning of our fiscal 2026 (1) Our Fiscal Year 2025 runs from August 1, 2024 through July 31, 2025

14 Appendix

THOR – The Global RV Industry Leader



	NORTH AMERICAN [2]					EUROPEAN [3]
CATEGORY	Travel Trailers	Fifth Wheels	Class A	Class C	Class B	All RV Segments
MARKET SHARE [1]	40.0%	41.0%	48.7%	50.6%	39.0%	23.6%
MARKET POSITION [1]	#1	#1	#1	#1	#1	#1

[1] *All retail information presented is for the CYTD period through June 30, 2024.*

[2] *North American retail data is reported by Statistical Surveys, Inc. and is based on official state and provincial records. This information is subject to adjustment, is continuously updated and is often impacted by delays in reporting by various states or provinces.*

[3] *European retail data is reported by the Caravaning Industry Association e.V. ("CIVD") and the European Caravan Federation ("ECF"). This information is subject to adjustment, continuously updated and is often impacted by delays in reporting by various countries (some countries, including the United Kingdom, do not report OEM-specific data and are thus excluded from the market share calculation).*

THOR

15

RV Industry Overview

North America

RV WHOLESALE MARKET TRENDS *(UNITS 000's)*

YTD Shipments *(Units)*			
June 2024	**June 2023**	**Unit Change**	**% Change**
178,596	164,830	13,766	+8.4%



370.0
384.5
390.4
353.5
237.0
165.6
242.3
252.4
285.7
321.1
356.7
374.2
430.7
504.6
483.7
406.1
430.4
600.2
493.3
313.2
324.1
346.1
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 (e)
2025 (e)

TOWABLE RV WHOLESALE MARKET TRENDS *(UNITS 000's)*

YTD Shipments *(Units)*			
June 2024	**June 2023**	**Unit Change**	**% Change**
159,407	139,337	20,070	+14.4%



298.3
323.0
334.5
298.1
208.6
152.4
217.1
227.6
257.6
282.8
312.8
326.9
376.0
442.0
426.1
359.4
389.6
544.0
434.9
267.3
289.8
309.3
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 (e)
2025 (e)

MOTORIZED RV WHOLESALE MARKET TRENDS *(UNITS 000's)*

YTD Shipments *(Units)*			
June 2024	**June 2023**	**Unit Change**	**% Change**
19,189	25,493	(6,304)	(24.7)%



71.7
61.4
55.8
55.4
28.4
13.2
25.2
24.8
28.2
38.3
44.0
47.3
54.7
62.6
57.6
46.6
40.8
56.2
58.4
45.9
34.3
36.8
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 (e)
2025 (e)

Historical Data: Recreation Vehicle Industry Association (RVIA)
(e) Calendar years 2024 and 2025 represent the most recent RVIA "most likely" estimates from their September 2024 issue of Roadsigns

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17 RV Industry Overview THOR Forest River Winnebago Grand Design Gulfstream REV Group All Others 2024 Motorized 21,382 units 2023 Motorized 25,584 units 2023 Towable 186,292 units 47.2% 49.1% 41.5% 2015 2016 2017 RV Retail Registrations (1) 2018 2019 CCS Index (2) 2010 2011 2012 2013 2014 2020 2021 2022 2023 0 100,000 200,000 300,000 400,000 500,000 600,000 North America CONSUMER CONFIDENCE VS. RV RETAIL REGISTRATIONS (1)(2) 0 25 50 75 100 125 150 17.2% 6.9% 10.3% 10.1% 16.5% 6.0% (1) Source : Statistical Surveys, Inc., U.S. and Canada; CYTD through June 30, 2024 and 2023 (2) Source : The Conference Board, Consumer Confidence Survey ® , through June 2024 2024 Towable 166,760 units 37.3% 8.3% 12.4% 39.1% 8.7% 1.4% Note: 2024 represented above includes the trailing twelve months of registrations through June 30, 2024 CALENDAR YEAR - TO - DATE RV RETAIL MARKET SHARE (1) 1.6% 1.6% 1.3% 35.2% 11.6% 18.4% 18.3%

RV Industry Overview: Europe

EUROPEAN INDUSTRY UNIT REGISTRATIONS BY COUNTRY [1]

Country	Caravans Six Months Ended June 30, 2024	Caravans 2023	Caravans Change	Motorcaravans & Campervans Six Months Ended June 30, 2024	Motorcaravans & Campervans 2023	Motorcaravans & Campervans Change	Total Six Months Ended June 30, 2024	Total 2023	Total Change
Germany	12,549	12,799	(2.0)%	45,344	41,500	9.3 %	57,893	54,299	6.6 %
France	4,056	4,247	(4.5)%	15,002	13,733	9.2 %	19,058	17,980	6.0 %
U.K.	6,023	7,013	(14.1)%	8,763	6,667	31.4 %	14,786	13,680	8.1 %
All Others	12,009	12,717	(5.6)%	25,531	24,615	3.7 %	37,540	37,332	0.6 %
Total	**34,637**	**36,776**	(5.8)%	**94,640**	**86,515**	9.4 %	**129,277**	**123,291**	4.9 %

The Company monitors retail trends in the European RV market as reported by the European Caravan Federation, whose industry data is reported to the public quarterly. Industry wholesale shipment data for the European RV market is not available.

FULL-YEAR COMPARISON OF NEW VEHICLE REGISTRATIONS BY CONTINENT *(UNITS 000's)* [1] [2]



198
324
203
320
210
310
208
366
189
289
154
206
150
228
156
247
147
264
137
304
140
333
152
376
168
416
190
471
202
493
211
465
236
522
261
570
219
449
210
379
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Europe
North America

THOR

(1) Source: European Caravan Federation; CYTD June 30, 2024 and 2023; European retail registration data available at www.CIVD.de
(2) Source: Statistical Surveys; North American retail registration data available at www.statisticalsurveys.com

18

19 RV rentals lead to potential ownership Significant growth in RV ownership RV Owner future purchase intent is high RVers plan to travel this fall 95 % of new RV owners plan to purchase another RV in the future (3) 79% of American RVers, or 27 million people, intend to go RVing this fall (2) 97 % increase in RV ownership for leisure travelers since 2014 (1) 63% of RV Renters, who currently do not own an RV, that stayed in a campground within the last twelve months report being likely to purchase an RV in the future (4) Real data from RVers underpins long - term RV industry growth (1) KOA 2024 Camping & Outdoor Hospitality Report (2) RVIA 2024 RV Fall Travel Report (3) THOR 2024 North American New RV Path to Purchase Study (4) THOR 2024 North American RVers Campground Experience Survey

20 Additional Historical Metrics $5,548,643 $3,280,075 $756,047 $552,379 $1,242,936 $776,903 $3,549,660 $1,950,793 NA Towables NA Motorized European 7/31/23 7/31/24 58,300 127,000 87,500 75,000 Inventory Units 7/31/21 7/31/22 7/31/23 7/31/24 NORTH AMERICAN INDEPENDENT DEALER INVENTORY OF THOR PRODUCTS RV BACKLOG OF $3.28 billion (40.9)% (1) (1) As compared to July 31, 2023 (2) Comparable independent dealer inventory unit information was not available prior to July 31, 2023 21,200 26,200 Inventory Units 7/31/23 7/31/24 EUROPEAN INDEPENDENT DEALER INVENTORY OF THOR PRODUCTS (2)

Quarterly EBITDA Reconciliation

($ in thousands)		TTM Fiscal Quarters				
	4QFY23	1QFY24	2QFY24	3QFY24	4QFY24	TTM
Net Income	**$ 91,282**	**$ 55,033**	**$ 5,326**	**$ 113,577**	**$ 91,464**	**$ 265,400**
Add Back:						
Interest Expense, Net [1]	22,645	20,197	28,229	21,830	18,410	88,666
Income Taxes	40,631	17,549	1,568	28,773	35,554	83,444
Depreciation and Amortization of Intangibles	74,102	67,278	68,119	68,151	73,597	277,145
EBITDA	**$ 228,660**	**$ 160,057**	**$ 103,242**	**$ 232,331**	**$ 219,025**	**$ 714,655**
Add Back:						
Stock-Based Compensation Expense	12,905	10,452	9,246	9,351	8,852	37,901
Change in LIFO Reserve, net	5,352	—	(3,000)	(5,000)	(6,494)	(14,494)
Net (Income) Expense Related to Certain Contingent Liabilities	(1,733)	(10,000)	(4,200)	(2,700)	(1,079)	(17,979)
Non-Cash Foreign Currency Loss (Gain)	714	(979)	1,724	1,575	(1,380)	940
Market Value Loss (Gain) on Equity Investments	3,476	2,871	530	(581)	117	2,937
Equity Method Investment Loss (Gain)	5,748	5,935	3,502	2,890	779	13,106
Weather-Related Losses	—	—	—	2,500	—	2,500
Debt Amendment Expenses	—	—	7,175	—	—	7,175
Other Loss (Gain), Including Sales of PP&E	(6,663)	(1,418)	(9,533)	(4,267)	(1,428)	(16,646)
Adjusted EBITDA	**$ 248,459**	**$ 166,918**	**$ 108,686**	**$ 236,099**	**$ 218,392**	**$ 730,095**
Net Sales	$ 2,738,066	$ 2,500,759	$ 2,207,369	$ 2,801,113	$ 2,534,167	$ 10,043,408
Adjusted EBITDA Margin (%)	**9.1 %**	**6.7 %**	**4.9 %**	**8.4 %**	**8.6 %**	**7.3 %**
Total Long-Term Debt as of July 31, 2024 [2]						**$ 1,151,279**
Less: Cash and Cash Equivalents						**501,316**
Net Debt						**$ 649,963**
Net Debt / TTM EBITDA						**0.9 x**
Net Debt / TTM Adjusted EBITDA						**0.9 x**

[1] *Includes $7,566 of costs associated with the debt amendment for 2QFY24* as discussed in Note 13 to the Consolidated Financial Statements of the Company's Annual Report on Form 10-K for the period ended July 31, 2024

[2] *Total debt obligations as of July 31, 2024 inclusive of the current portion of long-term debt*

Adjusted EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of the Company's results from period to period. Adjusted EBITDA is defined as net income before net interest expense, income tax expense and depreciation and amortization adjusted for certain items and other one-time items. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

THOR

21

www.thorindustries.com INVESTOR RELATIONS CONTACT Jeff Tryka, CFA Lambert Global jtryka@lambert.com (616) 295 - 2509